    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 19, 2002
                                                     REGISTRATION NO. 333- 76761

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 4
                                       TO
                                    FORM S-11
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                  CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED
       (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS GOVERNING INSTRUMENT)

                              50 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 492-1100
               (ADDRESS INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
        INCLUDING AREA CODE, OF REGISTRANTS PRINCIPAL EXECUTIVE OFFICES)

                                 WM. POLK CAREY
                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
                              50 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 492-1100
                     (NAME, ADDRESS, INCLUDING ZIP CODE, AND
          TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                    COPY TO:
                           MICHAEL B. POLLACK, ESQUIRE
                                 REED SMITH LLP
                   2500 ONE LIBERTY PLACE, 1650 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ].

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[ ].

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.
[ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]


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
                                EXPLANATORY NOTE

     This Post-Effective Amendment Number 4, to deregister all unsold securities, relates to the registration statement filed by Corporate Property Associates 14 Incorporated on November 6, 1999, on Form S-11, File No. 333-76761.

     Corporate Property Associates 14 Incorporated hereby deregisters the 3,145,693 unsold shares of common stock (par value $.01 per share) which were covered by the registration statement. The offering closed with 36,854,307 shares being sold.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-11/A and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 19th day of September, 2002.

                                   CORPORATE PROPERTY ASSOCIATES 14 INCORPORATED

                                   BY:    /s/ Gordon J. Whiting
                                       -----------------------------------------
                                              Gordon J. Whiting, President



Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                                     Title                             Date
--------------------------------------------------------------------------------------

/s/ Wm. Polk Carey            Chairman of the Board and             September 19, 2002
----------------------------  Director of the Registrant
Wm. Polk Carey


/s/ Gordon J. Whiting         President of the Registrant           September 19, 2002
----------------------------
Gordon J. Whiting


                *             Vice Chairman of the Registrant       September 19, 2002
----------------------------
Gordon F. DuGan


                *             Managing Director and Chief           September 19, 2002
----------------------------  Accounting Officer of the Registrant
Claude Fernandez


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

                *             Managing Director and Chief           September 19, 2002
----------------------------  Financial Officer of the Registrant
John J. Park


                *             Director of the Registrant            September 19, 2002
----------------------------
Elizabeth Munson


                *             Director of the Registrant            September 19, 2002
----------------------------
William Ruder


                *             Director of the Registrant            September 19, 2002
----------------------------
George E. Stoddard


                *             Director of the Registrant            September 19, 2002
----------------------------
Warren G. Wintraub

By his signature set forth below, the undersigned, pursuant to duly authorized powers of attorney filed with the Securities and Exchange Commission, has signed this Post-Effective Amendment No. 4 to the Registration Statement on behalf of the persons indicated.

/s/ Wm. Polk Carey                                            September 19, 2002
----------------------------
Wm. Polk Carey
Attorney-in-fact


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